THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of June 28, 2006, among IPG (US) Inc. (“IPG (US)”), Central Products Company, IPG Administrative Services Inc., Intertape Polymer Corp. and IPG Financial Services Inc. (each a “U.S. Subsidiary Borrower” and, collectively, the “U.S. Subsidiary Borrowers” and together with IPG (US), each a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), Intertape Polymer Inc. (the “Canadian Borrower” and, together with the U.S. Borrowers, each, a “Borrower” and, collectively, the “Borrowers”), Intertape Polymer Group Inc. (the “Canadian Parent”), IPG (U.S.) Holdings, Inc. (“U.S. Intermediate Holdco” and, together with the Canadian Parent and the Borrowers, collectively, the “Loan Agreement Parties”), the financial institutions listed on Schedule 2.01 to the Credit Agreement referred to below, as such Schedule may from time to time be supplemented and amended (collectively, the “Lenders”) and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Loan Agreement Parties, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 28, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.

Amendments to Credit Agreement.

1.

The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “ and (ix)” appearing in clause (I) of said definition and inserting the text “, (ix)” in lieu thereof, and (ii) inserting the text “, (x) in the case of any period including the Fiscal Quarter ended June 30, 2006, one-time charges of the Canadian Parent and its Subsidiaries actually incurred during such Fiscal Quarter for the purposes listed on Schedule 1.01, in an aggregate amount for all charges incurred for each such purpose during such Fiscal Quarter not to exceed the amount listed opposite such purpose under the heading “Maximum Permitted Amount” on Schedule 1.01, (xi) in the case of any period including the Fiscal Quarter ended September 30, 2006, one-time Aircraft Lease Termination Charges of the Canadian Parent and its Subsidiaries actually incurred during such Fiscal Quarter in an aggregate amount not to exceed the remainder of (I) $2,800,000 less (II) the aggregate amount of Aircraft Lease Termination Charges incurred by the Canadian Parent and its Subsidiaries during the Fiscal Quarter ended June 30, 2006, (xii) in the case of any period including the Fiscal Quarter ended September 30, 2006, one-time Severance Charges of the Canadian Parent and its Subsidiaries actually incurred during such Fiscal Quarter in an aggregate

NEWYORK 5633046 (2K)

amount not to exceed the remainder of (I) $4,410,000 less (II) the aggregate amount of Severance Charges incurred by the Canadian Parent and its Subsidiaries during the Fiscal Quarter ended June 30, 2006 and (xiii) additional non-cash fixed asset impairment charges of the Canadian Parent and its Subsidiaries incurred or accrued during such period, in an aggregate amount for all such charges incurred or accrued after the Third Amendment Effective Date not to exceed $25,000,000 ” immediately preceding the text “and (II)” appearing in said definition.

2.

Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

“Aircraft Lease Termination Charges” has the meaning assigned to such term in Schedule 1.01.

“Severance Charges” has the meaning assigned to such term in Schedule 1.01.

“Third Amendment” means the Third Amendment to this Agreement, dated as of June 28, 2006.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

3.

Section 6.13 of the Credit Agreement is hereby amended by (i) deleting the text “3.25:1.00” appearing opposite the text “December 31, 2006” in the table in said Section and inserting the text “3.00:1.00” in lieu thereof and (ii) deleting the text “3.25:1.00” appearing opposite the text “March 31, 2007” in the table in said Section and inserting the text “3.00:1.00” in lieu thereof.

4.

The Credit Agreement is hereby further amended by inserting new Schedule 1.01 in the form of Schedule 1.01 attached hereto.

II.

Miscellaneous Provisions.

1.

In order to induce the Lenders to enter into this Third Amendment, each of the Loan Agreement Parties hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date immediately after giving effect thereto and (ii) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.

This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.

This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when

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executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Canadian Parent and the Administrative Agent.

4.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.

This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

each of the Loan Agreement Parties and Lenders constituting the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com); and

(ii)

the Loan Agreement Parties shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement or any other Loan Document.

6.

The Canadian Parent hereby covenants and agrees that, so long as the Third Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on June 28, 2006, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 12.5 basis points (i.e., 0.125%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Third Amendment Effective Date plus (ii) the sum of the (x) U.S. Revolving Credit Commitment and (y) Canadian Revolving Credit Commitment, in each case, of such Lender as in effect on the Third Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Canadian Parent to the Administrative Agent for distribution to the relevant Lenders not later than the third Business Day following the Third Amendment Effective Date.

7.

From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

IPG (US) INC.

By:

 /s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

CENTRAL PRODUCTS COMPANY

By:

 /s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

IPG ADMINISTRATIVE SERVICES INC.

By:

 /s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President Administration

INTERTAPE POLYMER CORP.

By:

 /s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

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IPG FINANCIAL SERVICES INC.

By:

 /s/ Andrew M. Archibald

Name: Andrew M. Archibald, C.A.
Title: President

INTERTAPE POLYMER INC.

By:

 /s/ Andrew M. Archibald

Name: Andrew M. Archibald, C.A.
Title: Chief Financial Officer

INTERTAPE POLYMER GROUP INC.

By:

 /s/ Andrew M. Archibald

Name: Andrew M. Archibald, C.A.
Title: Chief Financial Officer

IPG (US) HOLDINGS, INC.

By:

 /s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

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CITICORP NORTH AMERICA, INC.,
Individually and as Administrative Agent

By:

 /s/ C. P. Mahon

Name: C. P. Mahon
Title: Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A., Canadian Branch

By:  /s/ Niyousha Zarinpour

       Name: Niyousha Zarinpour

       Title: Authorized Signer

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

AMMC CLO III, LIMITED

By:

American Money Management Corp.,

as Collateral Manager

By:

/s/ Chester M. Eng

       Name: Chester M. Eng

       Title: Senior Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

SUFFIELD CLO, LIMITED

By: Babson Capital Management LLC as Collateral Manager

By:

/s/ Adrienne Musgnug

       Name: Adrienne Musgnug

       Title: Managing Director

SOMERS CDO, LIMITED

By: Babson Capital Management LLC under delegated

authority from Massachusetts Mutual Life Insurance

Company as Collateral Manager

By:

/s/ Adrienne Musgnug

       Name: Adrienne Musgnug

       Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By: Babson Capital Management LLC as Investment Manager

By:

/s/ Adrienne Musgnug

       Name: Adrienne Musgnug

       Title: Managing Director

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BILL & MELINDA GATES FOUNDATION

By: Babson Capital Management LLC as Investment Advisor

By:

/s/ Adrienne Musgnug

       Name: Adrienne Musgnug

       Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Advisor

By:

/s/ Adrienne Musgnug

       Name: Adrienne Musgnug

       Title: Managing Director

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Hamilton Floating Rate Fund, LLC

By:

/s/ William G. Lemberg

       Name: William G. Lemberg

       Title: Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

COOKSMILL

By:

/s/ Wendy Cheung

       Name: Wendy Cheung

       Title: Authorized Signatory

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BlackRock Senior Income Series

By:

/s/ Tom Colwell

       Name: Tom Colwell

       Title: Authorized Signatory

NEWYORK 5633046 (2K)	-7-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Hanover Square CLO Ltd.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:

/s/ Dean T. Criares

       Name: Dean T. Criares

       Title: Senior Managing Director

NEWYORK 5633046 (2K)	-8-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Monument Park CDO Ltd.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:

/s/ Dean T. Criares

       Name: Dean T. Criares

       Title: Senior Managing Director

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Loan Funding VI LLC, for itself or as

agent for Corporate Loan Funding VI LLC

By:

/s/ Dean T. Criares

       Name: Dean T. Criares

       Title: Senior Managing Director

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CIT LENDING SERVICES CORPORATION

By:

/s/ Michael L. LaManes

       Name: Michael L. LaManes

       Title: Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

COMERICA BANK

By:

/s/ Michael Messink

       Name: Michael Messink

       Title: Commercial Banking Officer

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

COMMERZBANK AG, NEW YORK AND

GRAND CAYMAN BRANCHES

By:

/s/ Marianne I. Medora

       Name: Marianne I. Medora

       Title: Senior Vice President

By:

/s/ Henry J. Spark

       Name: Henry J. Spark

       Title: Assistant Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High

Income Fund

By:

/s/ Mark Osterheld

       Name: Mark Osterheld

       Title: Assistant Treasurer

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Ballyrock CLO II Limited

BALLYROCK Investment Advisors LLC, as Collateral Manager

By:

/s/ Nate Van Duzer

       Name: Nate Van Duzer

       Title: Assistant Secretary

NEWYORK 5633046 (2K)	-15-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN FLOATING RATE MASTER SERIES

By:

/s/ Madeline Lam

       Name: MADELINE LAM

       Title: VICE PRESIDENT

NEWYORK 5633046 (2K)	-16-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:

/s/ Madeline Lam

       Name: MADELINE LAM

       Title: VICE PRESIDENT

NEWYORK 5633046 (2K)	-17-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

General Electric Capital Corporation

By:

/s/ Amanda Van Heyst

       Name: Amanda Van Heyst

       Title: Duly Authorized Signatory

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

General Electric Capital Corporation,

as Administrator for,

Merritt CLO Holding LLC

By:

/s/ Amanda Van Heyst

       Name: Amanda Van Heyst

       Title: Duly Authorized Signatory

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

GULF STREAM-COMPASS CLO 2004-I LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

By:

/s/ Barry K. Love

       Name: Barry K. Love

       Title: Chief Credit Officer

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, N.A.

By:

/s/ Barbara Baltar

       Name: Barbara Baltar

       Title: First Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

IKB Capital Corporation

By:

/s/ David Snyder

       Name: David Snyder

       Title: President

NEWYORK 5633046 (2K)	-22-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

ING PRIME RATE TRUST

By: ING Investment Management Co.

       as its investment manager

By:

/s/ Charles E. LeMieux

       Name: Charles E. LeMieux, CFA

       Title: Vice President

ING SENIOR INCOME FUND

By: ING Investment Management Co.

       as its investment manager

By:

/s/ Charles E. LeMieux

       Name: Charles E. LeMieux, CFA

       Title: Vice President

NEWYORK 5633046 (2K)	-23-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CHAMPLAIN CLO, LTD.

By:

INVESCO Senior Secured Management, Inc.

as Collateral Manager

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

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SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:

INVESCO Senior Secured Management, Inc.

as Investment Adviser

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

NEWYORK 5633046 (2K)	-25-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

AIM FLOATING RATE FUND

By:

INVESCO Senior Secured Management, Inc.

as Sub-Advisor

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

NEWYORK 5633046 (2K)	-26-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LOAN FUNDING IX LLC, for itself or as agent for Corporate

Loan Funding IX LLC

By:

INVESCO Senior Secured Management, Inc.,

as Portfolio Manager

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

NEWYORK 5633046 (2K)	-27-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Bushnell CBNA Loan Funding LLC, for

Itself or as agent for Bushnell CFPI Loan

Funding LLC

By:

/s/ Roy Hokal

       Name: Roy Hokal

       Title: Attorney-in-Fact

NEWYORK 5633046 (2K)	-28-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Premium Loan Trust I, Ltd.

By:

/s/ Colin Donlan

       Name: Colin Donlan

       Title: Director

NEWYORK 5633046 (2K)	-29-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

By:

See following Page

       Name:

       Title:

NEWYORK 5633046 (2K)	-30-

IXIS LOOMIS SAYLES SENIOR LOAN FUND

By Loomis, Sayles and Company, L.P.

its manager

By Loomis, Sayles and Company, Inc.

its general partner

By:

/s/ Kevin J. Perry

      Name: Kevin J. Perry

      Title: Vice President

NEWYORK 5633046 (2K)	-31-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CONFLUENT 4 LIMITED

By:

See following Page

       Name:

       Title:

NEWYORK 5633046 (2K)	-32-

LENDER:

CONFLUENT 4 LIMITED,

as Lender

By:

Loomis, Sayles & Company, L.P.,

as Sub-Manager

By:

Loomis, Sayles & Company, Incorporated,

Its General Partner

By:

/s/ Kevin J. Perry

By:

Kevin J. Perry

Title:

Vice President

NEWYORK 5633046 (2K)	-33-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Centaurus Loan Trust

By:

/s/ Elizabeth MacLean

       Name: Elizabeth MacLean

       Title: Managing Director

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT ADVISER

NEWYORK 5633046 (2K)	-34-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Clydesdale CLO 2004, Ltd.

By:

/s/ Elizabeth MacLean

       Name: Elizabeth MacLean

       Title: Managing Director

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT ADVISER

NEWYORK 5633046 (2K)	-35-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

NCRAM Loan Trust

By:

/s/ Elizabeth MacLean

       Name: Elizabeth MacLean

       Title: Managing Director

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT ADVISER

NEWYORK 5633046 (2K)	-36-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Addison CDO, Limited

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-37-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Loan Funding III LLC

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-38-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

PIMCO Floating Rate Income Fund

By:

Pacific Investment Management Company LLC,

as its Investment Advisor, acting through Investors

Fiduciary Trust Company in the Nominee Name of IFTCO

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-39-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

PIMCO Floating Rate Strategy Fund

By:

Pacific Investment Management Company, LLC,

as its Investment Advisor, acting through Investors

Fiduciary Trust Company in the Nominee Name of IFTCO

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-40-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

SEQUILS-MAGNUM, LTD.

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-41-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Southport CLO, Limited

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-42-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Waveland – INGOTS, LTD.

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-43-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Wrigley CDO, Ltd.

By:

Pacific Investment Management Company LLC,

as its Investment Advisor

By:

/s/ Mohan V. Phansalkar

       Name: Mohan V. Phansalkar

       Title: Managing Director

NEWYORK 5633046 (2K)	-44-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WINDSOR LOAN FUNDING, LIMITED

By:

Stanfield Capital Partners LLC

as its Investment Manager

By:

/s/ Christopher E. Jansen

       Name: Christopher E. Jansen

       Title: Managing Partner

NEWYORK 5633046 (2K)	-45-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Carrera CLO, Ltd.

By:

Stanfield Capital Partners LLC

as its Asset Manager

By:

/s/ Christopher E. Jansen

       Name: Christopher E. Jansen

       Title: Managing Partner

NEWYORK 5633046 (2K)	-46-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

The Toronto-Dominion Bank

By:

/s/ J-F Godin

/s/ Yves Bergeron

       Name: J-F Godin

Yves Bergeron

       Title: VP

MD

NEWYORK 5633046 (2K)	-47-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

TORONTO DOMINION (TEXAS) LLC

By:

/s/ Jim Bridwell

       Name: Jim Bridwell

       Title: Authorized Signatory

NEWYORK 5633046 (2K)	-48-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Trimaran CLO IV Ltd.

By: Trimaran Advisors, L.L.C.

By:

/s/ David M. Millison

       Name: David M. Millison

       Title: Managing Director

NEWYORK 5633046 (2K)	-49-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

UPS Capital Corporation

By:

/s/ John P. Holloway

       Name: John P. Holloway

       Title: Director of Portfolio Management

NEWYORK 5633046 (2K)	-50-

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 28, 2006, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WhiteHorse I, Ltd.

WhiteHorse Capital Partners, L.P. as Collateral Manager

By:

/s/ Jay Carvell

       Name: Jay Carvell

       Title: Partner

NEWYORK 5633046 (2K)	-51-

SCHEDULE 1.01

PERMITTED ONE-TIME CHARGES

Purpose	Maximum Permitted Amount
Charges relating to severance costs and related expenses associated with reduced staffing requirements (the “Severance Charges”)	$4,410,000
Charges arising from the early termination of Intertape Polymer Management Corp.’s aircraft lease with General Electric Credit Corporation of Tennessee (the “Aircraft Lease Termination Charges”)	$2,800,000
Charges relating to the write-off of manufacturing equipment which is no longer needed in connection with the production of carton sealing tape	$4,893,000
Charges relating to the closure of Intertape Polymer Corp.’s Gretna, Virginia facility	$2,122,000
Charges relating to the retirement of the Canadian Parent’s Chief Executive Officer and other related succession costs	$7,900,000
Charges relating to the sale of a portion of the Canadian Parent’s and/or certain of its Subsidiaries’ interests in the combined coated products operation and FIBC business	$4,200,000
Charges relating to costs and expenses incurred in connection with the Third Amendment	$500,000

ORLDOCS 10441196 1

NEWYORK 5633046 (2K)	-52-